Exhibit 99.1
SUPPORT AGREEMENT
     This SUPPORT AGREEMENT (this “Agreement”), dated as of June 24, 2007, is by and between RCN Corporation, a Delaware corporation (“Parent”), and the undersigned holder (the “Holder”) of shares or options or warrants to acquire shares of capital stock of NEON Communications Group, Inc., a Delaware corporation (“Company”). Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement referenced below.
RECITALS
     A. Concurrently with the execution of this Agreement, Parent, Company and Raven Acquisition Corporation, a Delaware corporation and a direct and wholly-owned subsidiary of Parent (“Merger Sub”), have entered into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement,” which term shall not include any amendment to the Merger Agreement that decreases the Merger Consideration or changes the form of the Merger Consideration, in either case without the consent of the Holder), pursuant to which Merger Sub will merge (the “Merger”) with and into Company, with Company surviving the Merger, on the terms and subject to the conditions set forth in the Merger Agreement;
     B. As of the date hereof, Holder “beneficially owns” (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and Holder is entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of) the number of shares of common stock, par value $0.01 per share, of Company (the “Common Stock”) and the number of shares of 6% Series A Cumulative Convertible Preferred Stock, par value $0.01 per share, of Company (the “Preferred Stock”, and together with the Common Stock, the “Capital Stock”) as set forth beneath the Holder’s name on the signature page hereto, as such shares of Capital Stock may be adjusted by stock dividend, stock split, recapitalization, combination, merger, consolidation, reorganization or other change in the capital structure of Company (such shares of Capital Stock, together with any additional shares of Capital Stock the voting power over which is acquired by Holder, including, without limitation, upon the exercise or conversion of additional options, warrants and other rights to acquire shares of Capital Stock, during the period from and including the date hereof through and including the date on which this Agreement is terminated in accordance with its terms, are collectively referred to herein as Holder’s “Subject Shares”);
     C. Holder acknowledges and agrees that it is a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement that Holder enters into this Agreement, and Holder acknowledges that the entry into the Merger Agreement by Parent and Merger Sub constitutes good and sufficient consideration for Holder’s obligations under this Agreement.
     NOW, THEREFORE, intending to be legally bound, the parties agree as follows:
1. Voting Agreement And Irrevocable Proxy.
     (a) Agreement to Vote the Subject Shares. Holder, solely in Holder’s capacity as a stockholder of Company, hereby agrees that during the period commencing on the date hereof and continuing until the termination of this Agreement in accordance with Section 5(n) (such period, the “Voting Period”), at any meeting (or any adjournment or postponement thereof) of the holders of any class or classes of the Capital Stock of Company, however called, or in connection with any written consent of the holders of any class or classes of the Capital Stock, Holder shall vote (or cause to be voted) Holder’s Subject Shares (to the extent such Subject Shares are entitled to vote) (i) unless there has been an Adverse Recommendation Change pursuant to Section 5.8(d) of the Merger Agreement which remains in effect at the time of such vote, in favor of the Merger and the approval and adoption of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement (and any actions required in furtherance thereof) and (ii) except as otherwise agreed to in writing in advance by Parent, against the following actions or proposals (other than the transactions contemplated by the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving Company; (B) any sale, lease or transfer of a material amount of the assets of Company, or a reorganization, recapitalization, dissolution or liquidation of Company; (C) any change in the persons who constitute the board of directors of Company that is not approved in advance by at least a majority of the persons who were directors of Company as of the date of this Agreement (or their successors who were so approved); (D) any material change in the present capitalization of Company or any amendment of Company’s certificate of incorporation or bylaws not otherwise permitted under the Merger Agreement; or (E) any other action or proposal involving Company that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay, postpone, or adversely affect the transactions contemplated by the Merger Agreement. Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. Holder agrees not to enter into any contract or other agreement with any person that violates or conflicts with or could reasonably be expected to violate or conflict with the provisions and agreements contained in this Agreement or the Merger Agreement. For the avoidance of doubt, this Agreement is intended to constitute a voting agreement entered into under Section 218(a) of the Delaware General Corporation Law for the duration of the Voting Period.
     Notwithstanding anything to the contrary contained in this Agreement, Parent understands and acknowledges that Holder will have no obligation as a result of this Agreement to exercise stock options or other derivative securities exercisable for, or exchangeable or convertible into, shares of Common Stock.
     (b) Grant of Irrevocable Proxy. Holder hereby appoints Parent and any designee of Parent, and each of them individually, such Holder’s proxy and attorney-in-fact, with full power of substitution and resubstitution, to vote or act by written consent during the Voting Period with respect to Holder’s Subject Shares in accordance with Section 1(a). This proxy is given to secure the performance of the duties of Holder under this Agreement. Holder shall promptly cause a copy of this Agreement to be deposited with Company at its principal place of business. Holder shall take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy.
     (c) Nature of Irrevocable Proxy. The proxy and power of attorney granted pursuant to Section 1(b) by Holder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke all prior proxies granted by Holder. The power of attorney granted herein is a durable power of attorney and shall survive the dissolution or bankruptcy of Holder. For the avoidance of doubt, the proxy and power of attorney is granted pursuant to Section 212(b) of the Delaware General Corporation Law, is coupled with an interest and is granted to Parent a party to this voting agreement which is created under Section 218(a) of the Delaware General Corporation Law and is intended to be valid during the Voting Period.
     2. Restriction on Transfer. Except for pledges in existence as of the date hereof, Holder agrees that, except as contemplated by the terms of this Agreement, Holder shall not (i) sell, transfer, tender, assign or otherwise dispose of any of Holder’s Subject Shares; or (ii) take any action that would have the effect of preventing, impeding, interfering with or adversely affecting in any material respect Holder’s ability to perform Holder’s obligations under this Agreement. Notwithstanding the foregoing, nothing herein shall prevent Holder from, (i) subject to compliance with applicable proxy rules and exemptions therefrom, assigning or transferring any Subject Shares beneficially owned by Holder to any investment partnership, trust, estate, family partnership, foundation (whether family, private or public) charitable organization or other third party (a “Permitted Transferee”) if such Permitted Transferee agrees in writing to hold any Subject Shares subject to all of the provisions of this Agreement as Holder hereunder, or (ii) tendering or exchanging any of Holder’s Subject Shares in a tender offer or exchange offer if there has been an Adverse Recommendation Change pursuant to Section 5.8(d) of the Merger Agreement which remains in effect at the time of such tender or exchange.
     3. Representations and Warranties of Holders. Holder hereby represents and warrants to Parent as follows:
     (a) Due Authority. Holder is duly organized and validly existing under the laws of the jurisdiction of its organization, and Holder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Holder have been duly authorized by all necessary action on the part of Holder, and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a valid and binding obligation of Holder, enforceable against Holder in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.
     (b) Ownership of Shares. Holder legally or beneficially owns (within the definition of Rule 13d-3 under the Exchange Act) the number of shares of Capital Stock set forth beneath Holder’s name on the signature page hereto. The number of shares of Capital Stock set forth beneath Holder’s name on the signature page hereto are all of the shares of Capital Stock legally or beneficially owned by Holder. Holder has sole voting power and sole power of disposition, in each case with respect to all of the shares of Capital Stock set forth beneath Holder’s name on the signature page hereto, with no limitations, qualifications or restrictions on such rights, subject only to applicable securities laws and the terms of this Agreement and as otherwise noted on the signature page hereto. Also set forth on the signature page hereto is the number of shares of Capital Stock issuable upon the exercise of options or warrants held by Holder.

     (c) No Conflicts. (i) No filing with any governmental authority, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by Holder and the consummation by Holder of the transactions contemplated hereby (it being understood that nothing herein shall prevent Holder’s compliance with Section 13(d) of the Exchange Act) and (ii) none of the execution and delivery of this Agreement by Holder, the consummation by Holder of the transactions contemplated hereby or compliance by Holder with any of the provisions hereof shall (A) result in, or give rise to, a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which Holder is a party or by which Holder or any of Holder’s Subject Shares or assets may be bound, or (B) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation which could reasonably be expected to adversely affect Holder’s ability to perform Holder’s obligations under this Agreement.
     (d) Reliance by Parent. Holder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the execution and delivery of this Agreement by Holder.
4. Representations and Warranties of Parent. Parent hereby represents and warrants to Holder as follows:
     (a) Due Organization, etc. Parent is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation. Parent has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Parent has been duly authorized by all necessary action on the part of Parent and, assuming the due authorization, execution and delivery by Holder, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.
     (b) Conflicts. (i) No filing with any governmental authority, and no authorization, consent or approval of any other person is necessary for the execution of this Agreement by Parent and the consummation by Parent of the transactions contemplated hereby (other than compliance with provisions of the Exchange Act and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and (ii) none of the execution and delivery of this Agreement by Parent, the consummation by Parent of the transactions contemplated hereby shall (A) conflict with or result in any breach of the organizational documents of Parent, (B) result in a violation or breach of or a default under any of the terms of any material contract, understanding, agreement or other instrument or obligation to which Parent is a party or by which Parent or any of its assets may be bound, or (C) violate any applicable order, writ, injunction, decree, judgment, statute, rule or regulation which could reasonably be expected to adversely affect Parent’s ability to perform its obligations under this Agreement.
     (c) Reliance by Holder. Parent understands and acknowledges that Holder is entering into this Agreement in reliance upon the execution and delivery of the Merger Agreement by Parent.

5. Miscellaneous.
     (a) Holder Capacity. Parent and Holder acknowledge that Holder is not making any agreement or understanding herein in any capacity other than in Holder’s capacity as a stockholder of the Company. Holder executes this Agreement solely in Holder’s capacity as the record holder or beneficial owner of Holder’s Subject Shares. If Holder or any of its affiliates, employees or agents is or becomes a director or officer of the Company during the term of this Agreement, nothing herein shall limit or affect any actions previously or hereafter taken by such person as an officer or director of Company. Without limiting the foregoing, nothing in this Agreement shall limit or affect the ability of a director or officer of Company to take any action as may be advisable or necessary in the discharge of his or her fiduciary duties as such director or officer nor shall Holder be deemed to have breached any provision hereof as a result of any such action, and without regard to whether he or she is, without limitation, (i) a trustee or co-trustee of one or more Holders, (ii) an officer, consultant or other representative of a trustee or co-trustee of one or more Holders, or (iii) a beneficiary of one or more Holders.
     (b) Publication. Holder and Parent each hereby agrees and acknowledges that each of Holder, Parent and Company may be required to publish and disclose in their respective filings with the Securities and Exchange Commission and any proxy statement or other documents required or desirable in connection with the Merger Holder’s identity and ownership of shares of Capital Stock and the nature of Holder’s commitments, arrangements, and understandings pursuant to this Agreement.
     (c) Further Actions. Each of the parties hereto agrees that it will use its reasonable efforts to do all things necessary to effectuate this Agreement.
     (d) Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supersedes all prior agreements and understandings, oral and written, with respect thereto.
     (e) Binding Effect; Benefit; Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their Permitted Transferees and successors. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of each of the other parties. Nothing in this Agreement, expressed or implied, is intended to confer on any person, other than the parties hereto, any rights or remedies.
     (f) Amendments, Waivers, etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by all of the relevant parties hereto.
     (g) Specific Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity.

     (h) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.
     (i) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.
     (j) Governing Law; Waiver of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.
     (k) Headings. The descriptive headings of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.
     (l) Counterparts; Facsimiles. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument. A signature transmitted by facsimile shall be treated for all purposes by the parties hereto as an original, shall be binding upon the party transmitting such signature without limitation.
     (m) No Ownership Interest. Nothing contained in this Agreement shall otherwise be deemed to vest in Parent any direct or indirect ownership interest in or with respect to any Subject Shares. Except as otherwise provided in this Agreement, all other rights, ownership and economic benefits of and relating to the Subject Shares shall remain with and belong to Holder, and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of Company or exercise any power or authority to direct Holder in the voting of any of the Subject Shares.
     (n) Termination. This Agreement shall terminate, and neither Parent nor Holder shall have any rights or obligations hereunder, and this Agreement shall immediately become null and void and have no effect upon the earliest to occur of (i) the mutual consent of Parent and Holder in writing, (ii) the Effective Time (iii) the termination of the Merger Agreement pursuant to Article VII thereof, (iv) the End Date (determined without regard to any amendment to the Merger Agreement), (v) an amendment to the Merger Agreement that reduces or otherwise changes the form of the Merger Consideration to which the Company Stockholders would have been entitled, or (vi) there has been an Adverse Recommendation Change pursuant to Section 5.8(d) of the Merger Agreement which remains in effect and is not withdrawn for a period of 30 days; provided, further, that termination of this Agreement shall not prevent any party hereunder from seeking any remedies (at law or in equity) against any other party hereto for such party’s willful breach of any of the terms of this Agreement. Notwithstanding the foregoing, the provisions of Sections 5(d), 5(e), 5(h) and 5(j) shall survive the termination of this Agreement for any reason.
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IN WITNESS WHEREOF, this Agreement is executed as of the date first stated above.

RCN Corporation, a Delaware corporation

By:

Name:

Title:

Signature Page to Support Agreement

HOLDER

Signature:

Printed Name:

Number of Shares of Common Stock owned:

Number of Shares of Common Stock issuable upon
exercise of options or warrants held:

Number of Shares of Preferred Stock owned:

Number of Shares of Preferred Stock issuable upon
exercise of options or warrants held:

Signature Page to Support Agreement